SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 18, 2008
 Date of Report (date of earliest event reported):

NATCO INTERNATIONAL INC.

(Exact name of registrant as specified in charter)

Delaware                                              333-91190                                              48-1099142

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

#204, 13569 - 76 Avenue

Surrey, BC, Canada V3W 2W3

(Address of Principal Executive Offices)

(604) 592-0047

(Issuer Telephone number)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 18, 2008, Natco International Inc. (“Natco” or the “Company”) entered into a share exchange agreement with Lassen Energy, Inc. (“Lassen Energy”) (the “Agreement”), under which Lassen Energy will exchange 100% of its issued and outstanding common stock for Three Hundred Twenty Three Million Seven Hundred Fifty Thousand (323,750,000) shares of common stock of the Company (“Natco Shares”), which will represent approximately ninety-two percent (92%) of the outstanding equity of Natco (the “Share Exchange”).

Under the Agreement, Natco shall deliver into an escrow account stock certificates representing Three Hundred Twenty Three Million Seven Hundred Fifty Thousand (323,750,000) Natco Shares issued to the Lassen Energy Security Holders.  The escrow agent shall hold the Natco Shares to be issued to the Lassen Energy Security Holders in escrow until the conditions subsequent to the Agreement have been met, resulting in completion of the Share Exchange.

Under the Agreement, Natco’s obligation to complete the Agreement and release the Natco Shares from escrow is subject to the results of independently conducted tests validating the Lassen Energy’s technology claims regarding the solar panels within ninety (90) days.

Lassen Energy is the exclusive manufacturer of a proprietary solar panel for resale to individuals, utility companies and power plants.  Lassen Energy’s solar panel contains components which make use of a patent pending application of a technology that improves photovoltaic efficiency.  Lassen also has the exclusive right to construct and operate power plants that generate greater than 1 Megawatt of energy, using these proprietary solar panels.

Section 9 - Financial Statements and Exhibits

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)

Financial statements.  Not required under the terms of Rule 8-04(b) of Regulation S-X.

(b)

Pro forma financial information.  Not required under the terms of Rule 8-04(b) of Regulation S-X .

(c)

Shell company transactions.  Not applicable.

(d)

Exhibits.

EXHIBIT NUMBER	DESCRIPTION	LOCATION
10.9	Share Exchange Agreement with Lassen Energy, Inc., dated April 18, 2008	Filed Herewith

99.2                                    News Release, dated April 21, 2008                      Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated April 18, 2008

NATCO INTERNATIONAL INC.

By:	/s/ Raj-Mohinder S. Gurm
Raj-Mohinder S. Gurm President and Chief Executive Officer

EXHIBIT INDEX

10.9	Share Exchange Agreement with Lassen Energy, Inc., dated April 18, 2008	Filed Herewith

99.2                                    News Release, dated April 21, 2008                      Filed Herewith